Exhibit 10.15

Execution Version

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Among

LINN ENERGY, LLC

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of November 2, 2007

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) executed effective as of November 2, 2007 (the “First Amendment Effective Date”) is among LINN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by adding or amending and restating the following definitions:

“ ‘Agreement’ means this Third Amended and Restated Credit Agreement, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 2, 2007, and as the same may from time to time be further amended, modified, supplemented or restated.”

“ ‘Investment’ means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any unfunded subscription agreement to make any such acquisition or fund capital calls (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale, but excluding any unconsummated purchase and sale agreements to purchase all or substantially all the Equity Interests of Persons owning Oil and Gas Properties); (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.”

2.2               Section 9.05.  Section 9.05(g) is hereby amended and restated in its entirety as follows:

“(g)         Investments (i) made by the Borrower in or to the Guarantors, (ii) made by any Subsidiary in or to the Borrower or any Guarantor, (iii) made by the Borrower or any Guarantor in any Person that owns Oil and Gas Properties which are overriding royalty, royalty interests or other similar non-cost bearing interests and which do not own other material Properties, provided, that after the consummation of such Investment (A) the Borrower and its Subsidiaries are in compliance with all covenants under this Agreement and (B) such Person promptly becomes a Guarantor or is promptly dissolved into a Guarantor or the Borrower and (iv) made by the Borrower or any Guarantor in Subsidiaries that are not Guarantors, provided that the aggregate of all Investments made by the Borrower and the Guarantors in or to all Subsidiaries that are not Guarantors shall not exceed $10,000,000 at any time.

2.3           Section 9.18.  Section 9.18(a)(iii) is hereby amended and restated in its entirety as follows:

“(iii) the notional volumes for which do not exceed the current net monthly production (regardless of projected production levels) at the time such Swap Agreement is executed, calculated separately for each of crude oil and natural gas, provided, that the foregoing shall not prevent the Borrower from entering into forward agreements in respect of commodity Swap Agreements in respect of future projected volumes from Oil and Gas Properties subject to the Dominion Production Payment, so long as the notional volumes under such forward agreements do not exceed the reasonably anticipated net monthly production for all calculation periods under such forward agreements, calculated separately for each of crude oil and natural gas.”

Section 3.               Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1           Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2           The Administrative Agent shall have received multiple counterparts as requested of this First Amendment from the Majority Lenders.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4           No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

Section 4.               Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.               Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3           Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           No Oral Agreement.  THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5           Governing Law.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov, Executive Vice President
and Chief Financial Officer

GUARANTORS:	LINN ENERGY HOLDINGS, LLC
LINN OPERATING, INC.
PENN WEST PIPELINE, LLC
MID ATLANTIC WELL SERVICE, INC.
MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC
MID-CONTINENT II, LLC
LINN GAS MARKETING, LLC
LINN EXPLORATION MIDCONTINENT, LLC

By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief
Financial Officer

First Amendment

BNP PARIBAS, as Administrative Agent and a
Lender

By:	/s/ Doug Liftman
Name:	Doug Liftman
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

ROYAL BANK OF CANADA, as Syndication
Agent and a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIETE GENERALE, as a Co-Documentation
Agent and a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

COMERICA BANK, as a Lender

By:	/s/ Huma V. Manal
Name:	Huma V. Manal
Title:	Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

CITIBANK, NA, as a Co-Documentation Agent
and a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Director

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Leanne S. Phillips
Name:	Leanne S. Phillips
Title:	Director

BMO CAPITAL MARKETS FINANCING,
INC., as a Co-Documentation Agent and a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

CREDIT SUISSE CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

DnB NOR BANK ASA, as a Lender

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Vice President

By:	/s/ Asa Jemseby Rodgers
Name:	Asa Jemseby Rodgers
Title:	Vice President

DZ BANK AG, DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:	/s/ Daria A. Plahle
Name:	Daria A. Plahle
Title:	First Vice President

By:	/s/ Avery B. Snead
Name:	Avery B. Snead
Title:	Assistant Treasurer

GUARANTY BANK, FSB, as a Lender

By:	/s/ David M. Butler
Name:	David M. Butler
Title:	Vice President

LEHMAN BROTHERS COMMERCIAL BANK, as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Lucy Walker
Name:	Lucy Walker
Title:	Vice President

RZB FINANCE LLC, as a Lender

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Assistant Vice President

By:	/s/ Nicolas M. Moriatis
Name:	Nicolas M. Moriatis
Title:	Group Vice President
Controller

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Vice President

ALLIED IRISH BANKS P.L.C., as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Edward M. Fenk
Name:	Edward Fenk
Title:	Vice President

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/ Duncan Robertson
Name:	Duncan Robertson
Title:	Executive Director

By:	/s/ Paul Vastola
Name:	Paul Vastola
Title:	Director

SUNTRUST BANK, as a Lender

By:	/s/ Sean Roche
Name:	Sean Roche
Title:	Vice President